Cincinnati Financial Corporation

Steven J. Johnston, FCAS, MAAA, CFA
President and Chief Executive Officer

KBW Insurance Conference

September 8, 2011

THE CINCINNATI INSURANCE COMPANIES

NASDAQ: CINF

- This presentation contains forward-looking statements that involve risks and uncertainties. Please refer to our various filings with the U.S. Securities and Exchange Commission for factors that could cause results to materially differ from those discussed.
- The forward-looking information in this presentation has been publicly disclosed, most recently on July 27, 2011, and should be considered to be effective only as of that date. Its inclusion in this document is not intended to be an update or reaffirmation of the forward-looking information as of any later date.
- Reconciliations of non-GAAP measures are in our most recent quarterly earnings news release, which is available on the Investors page of our website *www.cinfin.com*

Cincinnati Financial Profile

- 25th largest U.S. property casualty writer based on 2010 written premium
  - Rated A+ by A.M. Best
- Increased shareholder dividend for 50 consecutive years
  - A record matched by only 9 other publicly traded companies
- $3.1 billion annual premiums through select agencies in 39 states
  - Rank # 1 or # 2 in approximately 75% of agencies appointed more than five years


Life
5%
Excess &
Surplus
2%
Personal
Lines
23%
Commercial
Lines
70%

Value Creation Focus

Three performance drivers


1. Combined ratio
below 100%
Value
Creation
2. Premium
growth vs.
industry
3. Investment
contribution

Increase Value for Shareholders
Measured by Value Creation Ratio (VCR)



Target for the period 2010-2014: Annual VCR averaging 12% to 15%
30%
25%
20%
15%
10%
5%
0%
-5%
-10%
-15%
-20%
-25%
2006
2007
2008
2009
2010
VCR - Investment Income & Other
VCR - P&C Underwriting
VCR - Bond Portfolio Gains
VCR - Equity Portfolio Gains
Total CINF Shareholder Return (TSR)

2011 Combined Ratio Reflects Improving Profitability Trends



2010 and 2011 ratios exclude catastrophe losses
2011 ratios also exclude the effects of $38 million reinsurance reinstatement premium
105%
100%
95%
90%
85%
80%
75%
70%
65%
97.2%
95.2%
106.4%
105.2%
YTD 6-30-10
YTD 6-30-11
YTD 12-31-10
YTD 6-30-11
Calendar Year basis - excl. cat. losses
Accident Year Basis - excl. cat. losses

Cash Dividend Payout Ratio


Strong capital and cash flow support current dividend payout level
120%
110%
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
Dividend Payout Ratio – Net Income
Dividend Payout Ratio – Operating Income

Investment Portfolio

Invest for income and capital appreciation


$11.7 billion fair value at June 30, 2011
Tax-Exempt Fixed Maturities $2.927
Common Equities $2.864
Taxable Fixed Maturities $5.790
Preferred Equities $0.107

- Investment income grew 3% in 2010, 1% for first-half 2011 (pre-tax)
- Portfolio composition helps mitigate anticipated effects of inflation, rising rates
- Diversified equity portfolio had 11% compound annual return in 2010
- Diversified bond portfolio has laddered maturity structure, A2/A average rating

Property Casualty Reserves
Favorable development for 22 consecutive years


Values shown are carried loss and loss expense reserves net of reinsurance
Vertical bar represents reasonably likely range
In millions
Reserve range at 12-31-10
Low end $3,571
High end $3,952
Carried at 63rd percentile
(64th percentile at 12-31-09)
$3,356
$3,397
$3,498
$3,661
$3,811
Development
(Favorable)
(116)
(244)
(323)
(188)
(304)
2006
2007
2008
2009
2010

Current Valuation Is Attractive


Ratio of closing price on 8-31-11 to latest reported tangible book value
1.6
1.4
1.2
1.0
0.8
0.6
0.4
0.2
0.0
Markel
Chubb
Harleysville
Travelers
Median
Cincinnati
State Auto
Selective
Hanover
Hartford

Cincinnati Financial Corporation

J.F. Scherer

Executive Vice President – Business Insurance
The Cincinnati Insurance Companies

KBW Insurance Conference

September 8, 2011

Competitive Advantages


Relationships leading to agents' best accounts
Local decision making and claims excellence
Agent-Centered Business Model
Superior financial strength supports stability, confidence

Profitability Improvement Initiatives

- Predictive modeling for improved pricing precision
  - In use for: Workers' compensation, homeowner, personal auto
  - Production status in 3Q11: Commercial auto, property, general liability
- Technology is improving efficiency, ease of use
  - Agencies benefit and are more inclined to produce Cincinnati policies
  - Company benefits by processing more business without adding staff
  - Additional staff in targeted areas; overall staff level declining
- Data management for better underwriting and pricing decisions
  - Long-term project continues to be developed over time

Greater Pricing Precision Can Improve Profit Margins



Renewal price increase averages in 2011 by modeled rating segments
Better = Rating segments considered higher quality
Worse = Rating segments considered lower quality
10%
8%
6%
4%
2%
0%
-2%
1.3%
4.4%
7.1%
4.6%
4.4%
9.1%
Workers' Compensation
Homeowner
Better
Middle
Worse

Premium Growth Initiatives

- New agency appointments
  - 2011 target: 120 appointments; 2011 actual: 93 appointments
  - Benefits realized over time as relationships mature and our share increases
- Targeted marketing
  - Enhancing our small business strategy, including greater ease of use
  - Target Markets programs provide focused support to agencies
- Past geographic & product line expansion benefits current growth
  - New states since 2008: Texas, Colorado, Wyoming, Connecticut, Oregon
  - Personal lines expansion into seven states during 2008-2009
  - Started marketing surplus lines products beginning early 2008

Steadily Increase Share of Agency Business

Market share per reporting agency location by year appointed



19.9%
6.2%
6.3%
2.8%
0.8%
2010
2009
2004-2007
1999-2003
Pre-1999

Based on 2010 Standard Agency Written Premiums
(Excluding excess and surplus lines)

Select Group of Agencies in 39 States

1,281 agency relationships with 1,593 locations
(as of June 30, 2011)


P&C Market Share:
1% and higher
Less than 1%
Entered in 2008 and 2009
New states in 2010
Inactive states
Headquarters (no branches)

Commercial Top Five = 45%
Ohio, Illinois, Pennsylvania, Indiana, North Carolina

Personal Top Five = 66%
Ohio, Georgia, Indiana, Illinois, Alabama

Market Share Top Three
Ohio at 4.7%
Indiana at 2.6%
Illinois at 1.3%
Based on 2010 data excluding A&H

Why Invest in Cincinnati Financial

- Potential for stock price appreciation based on current valuation and long-term potential growth of earnings and book value
- Clear strategy for profitable growth, proven record of execution
- History of increasing dividend, attractive current yield
- Solid capital position, high quality balance sheet